SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                   FORM 8-K/A
                                 First Amended

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                December 30, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                         SECURED FINANCIAL NETWORK, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-28457                                        86-0955239
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(Commission File Number)                    (IRS Employer Identification No.)



7951 SW 6th Street, Suite 210, Plantation, Florida             33024
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   (Address of principal executive offices)                  (Zip Code)


                                  (954)556-5292
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               Registrant's telephone number, including area code

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On December 30, 2005 Brian Schultz resigned his position as Chief Operations Officer and Secretary of the Registrant effective January 1, 2006 without conflict or disagreement.

On January 5, 2006 Stephen F. Burg was appointed Secretary of the Registrant.

Stephen F. Burg, age 68 is Chief Executive Officer of SB Corporate Consulting, Inc., which offers corporate growth strategies for public and private companies internationally. Earlier, Mr. Burg was Vice President-Corporate Acquisitions for Evans Products Company, a New York Stock Exchange-listed company with more than $2 billion in annual revenues. Prior to that, he was Corporate Director-Acquisitions and Human Services for Jack August Enterprises. He has served as a Director of a pharmaceutical company, Xechem International, Inc. and its Xechem Nigeria, Inc. subsidiary, for the past 11 years. He also serves as a consultant to a number of growth-oriented companies, both public and private. Mr. Burg, a graduate of Boston University, is a licensed pilot, and holds several real estate certifications.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01 - Financial Statements and Exhibits

(a)  Financial statement
     None

(b ) Exhibits
     5.1 - Letter of Resignation of Brian  Schultz

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SECURED FINANCIAL NETWORK, INC.
                                               ---------------------------------
                                               (Registrant)


                                                              Jeffrey L. Schultz
                                                      --------------------------
                                                      By: /s/ Jeffrey L. Schultz
                                                              President & CEO

Date: January 10, 2006